    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1999

                                                 REGISTRATION NO. 333-
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                                  REGISTRATION
                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                           NATIONAL CITY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     Delaware                                           34-1111088
 (STATE OR OTHER JURISDICTION OF INCORPORATION OR          (I.R.S. EMPLOYER IDENTIFICATION NO.)
                   ORGANIZATION)

                              NATIONAL CITY CENTER
                             1900 EAST NINTH STREET
                           CLEVELAND, OHIO 44114-3484
                                  216/575-2000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                DAVID L. ZOELLER
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                           NATIONAL CITY CORPORATION
                             1900 EAST NINTH STREET
                           CLEVELAND, OHIO 44114-3484
                                  216/575-2978
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------
                                   Copies to:

               CHRISTOPHER M. KELLY                                  DANIEL M. ROSSNER
            JONES, DAY, REAVIS & POGUE                               BROWN & WOOD LLP
                    NORTH POINT                                   ONE WORLD TRADE CENTER
                901 LAKESIDE AVENUE                              NEW YORK, NEW YORK 10048
               CLEVELAND, OHIO 44114
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                            ------------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement, as determined by the Registrant.
                            ------------------------
    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 33-54323

    If this form is a post-effective amendment filed pursuant to rule 462(c)
under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  [ ]
------------------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

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
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           TITLE OF                                        PROPOSED MAXIMUM        PROPOSED MAXIMUM
       SECURITIES TO BE              AMOUNT TO BE           OFFERING PRICE            AGGREGATE              REGISTRATION
          REGISTERED                REGISTERED(1)                (1)              OFFERING PRICE (1)             FEE
------------------------------------------------------------------------------------------------------------------------------
Debt Securities...............       $50,000,000                 100%                $50,000,000               $13,900
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
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(1) Estimated solely for the purpose of calculating the registration fee.
                            ------------------------
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

                   INCORPORATION OF INFORMATION BY REFERENCE

     The information in the Registration Statement filed by National City
Corporation (File No. 33-54323) with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CLEVELAND AND THE STATE OF OHIO, AS OF THE 29TH DAY OF JANUARY, 1999.

                                      NATIONAL CITY CORPORATION

                                      By: /s/ Thomas A. Richlovsky

                                        ----------------------------------------
                                        Thomas A. Richlovsky
                                        Senior Vice President and Treasurer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED AS OF THE 29TH DAY OF JANUARY, 1999 BY THE FOLLOWING PERSON IN THE CAPACITIES INDICATED:


/s/ DAVID A. DABERKO*                                Chairman and Chief Executive Officer (Principal
-------------------------------------------------    Executive Officer)
David A. Daberko

/s/ ROBERT G. SIEFERS                                Vice Chairman and Chief Financial Officer
-------------------------------------------------    (Principal Financial Officer)
Robert G. Siefers

/s/ THOMAS A. RICHLOVSKY                             Senior Vice President and Treasurer (Principal
-------------------------------------------------    Accounting Officer)
Thomas A. Richlovsky

/s/ SANDRA H. AUSTIN*
-------------------------------------------------
Sandra H. Austin

/s/ JON E. BARFIELD*
-------------------------------------------------
Jon E. Barfield

/s/ EDWARD B. BRANDON*
-------------------------------------------------
Edward B. Brandon

/s/ JOHN G. BREEN*
-------------------------------------------------
John G. Breen

/s/ JAMES S. BROADHURST*
-------------------------------------------------
James S. Broadhurst

-------------------------------------------------
John W. Brown

/s/ DUANE E. COLLINS*
-------------------------------------------------
Duane E. Collins

/s/ DAVID A. DABERKO*
-------------------------------------------------
David A. Daberko

/s/ DANIEL E. EVANS*
-------------------------------------------------
Daniel E. Evans

/s/ CLIFFORD L. GREENWALT*
-------------------------------------------------
Clifford L. Greenwalt

/s/ BERNADINE P. HEALY, M.D.*
-------------------------------------------------
Bernadine P. Healy, M.D.

/s/ DOROTHY A. JOHNSON*
-------------------------------------------------
Dorothy A. Johnson

/s/ JOSEPH H. LEMIUEX*
-------------------------------------------------
Joseph H. Lemiuex

-------------------------------------------------
W. Bruce Lunsford


-------------------------------------------------
Robert A. Paul


-------------------------------------------------
William P. Roemer


-------------------------------------------------
Michael A. Schuler

/s/ STEPHEN A. STITLE*
-------------------------------------------------
Stephen A. Stitle


-------------------------------------------------
Jerome F. Tatar

/s/ MORRY WEISS*
-------------------------------------------------
Morry Weiss

---------------

* Carlton E. Langer, Vice President and Assistant Secretary of the registrant, as attorney-in-fact, signs this document on behalf of the above-named directors pursuant to powers of attorney duly executed by such directors and filed with the Securities and Exchange Commission contemporaneously herewith.

                                      /s/ Carlton E. Langer

                                      ------------------------------------------
                                      Carlton E. Langer
                                      Attorney-in-Fact

                                 EXHIBIT INDEX

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
EXHIBIT
  NO.                              DESCRIPTION
-------                            -----------
   1.1     Underwriting Agreement, dated February 23, 1994 between the
           Company and Saloman Brothers Inc., Merrill Lynch & Co. and
           Merrill Lynch, Pierce, Fenner & Smith Incorporated (filed as
           Exhibit 1.1 to Registrant's Form S-3 Registration Statement
           No. 33-54323 dated June 28, 1994 and incorporated by reference herein)
   4.2 Indenture, dated as of February 1, 1994 between the Company and NBD Bank, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant's current report on Form 8-K dated March 2, 1994)
   4.3     Form of Notes (included in Exhibit 4.2)
   5.1     Opinion of National City Corporation Law Department
  12.1 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 of Registrant's Registration Statement on Form S-3 filed on January 26, 1999)
  23.1     Consent of Ernst & Young LLP
  23.2     Consent of KPMG LLP
  23.3     Consent of National City Corporation Law Department
           (contained in Exhibit 5.1)
  24.1     Power of Attorney of certain directors and officers
  25.1 Statement of Eligibility on Form T-1 (filed as Exhibit 25.2 to the Registrant's Form S-3 Registration Statement No.
           33-54323, dated June 28, 1994 and incorporated by reference herein)
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